BUSINESS ACQUISITION AND INVESTMENT IN UNCONSOLIDATED ENTITY - Fair value of identified intangible assets, customer relationship and its estimated useful lives (Details) - 6 months ended Dec. 31, 2022 - Future Gas Station (Beijing) Technology, Ltd
	CNY (¥)	USD ($)
BUSINESS ACQUISITION AND INVESTMENT IN UNCONSOLIDATED ENTITY
Intangible assets - customer relationship	¥ 7,000,000	$ 1,014,743
Less: accumulated amortization	(1,400,000)	(202,949)
Total intangible assets, net as of December 31, 2022	¥ 5,600,000	$ 811,794
Average Useful Life (in Years)	10 years